UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2005

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FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-23976 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of principal executive offices)	22657 (Zip Code)

Registrant’s telephone number, including area code: (540) 465-9121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Registrant amended its Articles of Incorporation effective March 30, 2005 in connection with a two-for-one stock split of its common stock.  The amendment increased the number of authorized shares of common stock from 4,000,000 to 8,000,000 and decreased the par value of the common stock from $2.50 to $1.25 per share.  As permitted by Virginia law, the amendment did not require shareholder approval.

A copy of the Company’s Articles of Incorporation, as restated in electronic format only as of March 30, 2005 to reflect the amendment described above, is being filed as an exhibit to this report and is incorporated by reference into this Item 5.03.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.

Description

3.1

Articles of Incorporation of First National Corporation (as restated in electronic format only as of March 30, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION

(Registrant)

Date:  April 4, 2005

By:/s/ M. Shane Bell

M. Shane Bell

Senior Vice President

and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

3.1

Articles of Incorporation of First National Corporation (as restated in electronic format only as of March 30, 2005).